SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: DECEMBER 21, 2004
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



      333-16031                                               86-0793960
(Commission File No.)                                       (I.R.S. Employer
                                                           Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)


                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

         |_| Written communications pursuant to Rule 425 under the Securities
             Act (17 CFR 230.425)

         |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
             (17 CFR 240.14a-12)

         |_| Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         |_| Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))



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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On December 21, 2004, we entered into an at-will employment agreement (the "McKnight Agreement") with Paul McKnight, our Chief Financial Officer. The McKnight Agreement provides for the payment to Mr. McKnight of an annual base salary of $210,000, subject to increase at the discretion of the compensation committee of our board of directors and an annual performance-based bonus of up to $75,000, as determined by our Chief Executive Officer. The McKnight Agreement provides that Mr. McKnight may terminate the McKnight Agreement upon thirty (30) days prior written notice to us and we may terminate the McKnight Agreement, with or without cause, upon written notice to Mr. McKnight. If Mr. McKnight is terminated without cause he will be entitled to receive his full salary and group health plan benefits for twelve months following such termination. The full text of the McKnight Agreement is included as Exhibit 10.1 to this report and is incorporated by reference herein.

         On December 21, 2004, we entered into an at-will employment agreement (the "Hinton Agreement") with Walt Hinton, our Chief Technology Officer. The Hinton Agreement provides for the payment to Mr. Hinton of an annual base salary of $225,000, subject to increase at the discretion of the compensation committee of our board of directors and an annual performance-based bonus of up to $75,000, as determined by our Chief Executive Officer. The Hinton Agreement provides that Mr. Hinton may terminate the Hinton Agreement upon thirty (30) days prior written notice to us and we may terminate the Hinton Agreement, with or without cause, upon written notice to Mr. Hinton. If Mr. Hinton is terminated without cause he will be entitled to receive his full salary and group health plan benefits for twelve months following such termination. The full text of the Hinton Agreement is included as Exhibit 10.2 to this report and is incorporated by reference herein.



                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

         NUMBER   DOCUMENTS

         10.1 Employment Agreement, dated as of December 21, 2004, by and between Incentra Solutions, Inc. and Paul McKnight.

         10.2 Employment Agreement, dated as of December 21, 2004, by and between Incentra Solutions, Inc. and Walt Hinton.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INCENTRA SOLUTIONS, INC.


Date:  December 21, 2004                   By: /S/ THOMAS P. SWEENEY
                                               --------------------------------
                                               Thomas P. Sweeney III
                                               Chief Executive Officer